                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           NEW JERSEY              0-19777            22-3103129
        (State or other         (Commission           (IRS Employer
        jurisdiction of         File Number)           Identification
        incorporation)                                 Number)







                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on March 31, 2003, attached to and made part of this report, noting the interest in its product, Levulan(R) Photodynamic Therapy ("PDT"), at the annual meeting of the American Academy of Dermatology which took place in San Francisco on March 21-27, 2003.

Except for historical information, this report, including the exhibit, contains a forward-looking statement that involves known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statement made. This forward-looking statement relates to the belief that interest in Levulan PDT(R) shown at the AAD will positively impact sales revenues. The statement is qualified by factors, including, without limitation, the impact of competitive products, reimbursement by third-party payors, sales and marketing efforts, maintenance of our patent portfolio and other risks identified in DUSA's SEC filings from time to time, including our recently filed Form 10-K for the year ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

(c) Exhibits.

[99]    Press Release dated March 31, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DUSA PHARMACEUTICALS, INC.



Dated:  March 31, 2003                By: /s/ D. Geoffrey Shulman
                                          -------------------------------------
                                      D. Geoffrey Shulman, MD, FRCPC
                                      President, Chief Executive Officer